SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 2003


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

       MASSACHUSETTS                   1-14961                 04-2741310
(State of Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code
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Item 5.  Other Events.

                On December 11, 2003, PrimeSource Healthcare, Inc. (the "Company") entered into a Credit and Security Agreement, dated as of December
10, 2003, with PrimeSource Surgical, Inc. ("PrimeSource"), Bimeco, Inc. (together with the Company and PrimeSource, the "Borrowers") and Wells Fargo Business Credit, Inc. (the "Wells Credit Agreement") for a conditional, discretionary, demand, secured revolving credit line of up to $7,500,000 (the "Maximum Credit Line") or a certain percentage of accounts receivable and inventory, as defined therein (the "Wells Credit Line"). Borrowings bear interest of prime rate plus 3% per annum floating, payable monthly in arrears calculated on the basis of actual days elapsed in a year of 360 days. The interest rate will be reduced upon certain specified decreases in the inventory advance rate. The Wells Credit Line incurs a fee at an annual rate of 1/4% of the Maximum Credit Line. Borrowings are secured by substantially all of the Borrowers' assets. Borrowings under the Wells Credit Line are payable upon demand, provided that, if the Borrowers are not in default, the lender must provide the Company 120-days' prior notice of such demand.

                The Wells Credit Agreement contains a covenant that requires a minimum level of pre-tax income. In addition, the Wells Credit Agreement limits additional debt and capital expenditures. Borrowings under the Wells Credit Line were used to pay in full the entire outstanding balance of (a) the Amended and Restated Loan and Security Agreement, dated March 2, 2001, by and among the Company, Fiber Imaging Technologies, Inc., Cathtec Incorporated, CardioDyne, Inc. and ARK CLO 2000-1, Limited. (the "Patriarch Credit Agreement"), as amended, and (b) the Amended and Restated Credit Agreement, dated as of June 14, 1999 (the "Citizens Credit Agreement"), by and among PrimeSource, Bimeco, Inc., Medical Companies Alliance, Inc., Douglas Medical, Inc., and Citizens Bank of Massachusetts, as amended.

                The Wells Credit Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

                The Citizens Credit Agreement, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The First Amendment to Amended and Restated Credit Agreement, dated as of August 22, 2000, by and among PrimeSource, Bimeco, Inc. and Citizens Bank of Massachusetts, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The Second Amendment to Amended and Restated Credit Agreement, dated as of December 15, 2000, by and among PrimeSource, Bimeco, Inc., Ruby Merger Sub, Inc. and Citizens Bank of Massachusetts, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The Third Amendment to Amended and Restated Credit Agreement, dated as of March 2, 2001, by and among PrimeSource, Bimeco, Inc., Ruby Merger Sub, Inc., Luxtec Corporation and Citizens Bank of Massachusetts, which the Company previously filed on May 21, 2001 as an exhibit to its Form 10-Q for the quarterly period ended March 31, 2001, is hereby incorporated herein by this reference. The Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 6, 2002, by and among PrimeSource, Bimeco, Inc., Ruby Merger, Sub, Inc., the Company and Citizens Bank of Massachusetts, which the Company previously filed as an exhibit to its Form 8-K, dated as of August 8, 2002, is hereby incorporated herein by this reference.

                The Patriarch Credit Agreement, which the Company previously filed on May 21, 2001 as an exhibit to its Form 10-Q for the quarterly period ended March 31, 2001, is hereby incorporated herein by this reference. The First Amendment to Amended and Restated Loan and Security Agreement, dated as of August 31, 2001, by and among the Company (f/k/a Luxtec Corporation), Fiber Imaging Technologies, Inc., Cathtec Incorporated, and Cardiodyne, Inc., and Ark CLO 2000-1, Limited, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The Second Amendment and Waiver to the Amended and Restated Loan and Security Agreement, dated as of August 6, 2002, by and among the Company (f/k/a Luxtec Corporation), Fiber Imaging Technologies, Inc., Cathtec Incorporated, and Cardiodyne, Inc., and Ark CLO 2000-1, Limited, which the Company previously filed as an exhibit to its Form 8-K, dated as of August 8, 2002, is hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

Exhibits

         99.1 Credit and Security Agreement, dated as of December 10, 2003, by and among PrimeSource Healthcare, Inc., PrimeSource Surgical, Inc., Bimeco, Inc. and Wells Fargo Business Credit, Inc.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRIMESOURCE HEALTHCARE, INC.



                                     By:      /s/  Shaun McMeans
                                              ------------------------------
                                     Name:    Shaun McMeans
                                     Title:   Chief Financial Officer, Chief
                                              Operating Officer and Clerk



DATED:  December 17, 2003

                          PRIMESOURCE HEALTHCARE, INC.

                            Exhibit Index to Form 8-K


Exhibit No.

99.1 Credit and Security Agreement, dated as of December 10, 2003, by and among PrimeSource Healthcare, Inc., PrimeSource Surgical, Inc., Bimeco, Inc. and Wells Fargo Business Credit, Inc.